Cash, Cash Equivalents and Restricted Cash (Details) - Schedule of reconciliation of cash, cash equivalents, and restricted cash ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 30, 2020 CNY (¥)
Schedule of reconciliation of cash, cash equivalents, and restricted cash [Abstract]
Cash and cash equivalent	¥ 260,593	$ 40,361	¥ 285,924
Restricted cash	72,189	11,181	2,970
Total cash, cash equivalents, and restricted cash shown in the Consolidated Statements of Cash Flows	¥ 332,782	$ 51,542	¥ 288,894